                                                                    EXHIBIT 99.1

                             NATIONAL-OILWELL, INC.

                          NOTICE OF GUARANTEED DELIVERY

                           FOR TENDER FOR EXCHANGE OF
                           5.65% SENIOR NOTES DUE 2012

              PURSUANT TO THE PROSPECTUS DATED ______________, 2003

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

     BY REGISTERED OR CERTIFIED MAIL:               BY FACSIMILE:                BY HAND OR OVERNIGHT DELIVERY:
                                             (Eligible Institutions Only)
           The Bank of New York                                                       The Bank of New York
        Corporate Trust Operations                  (212) 298-1915                 Corporate Trust Operations
           Reorganization Unit                                                         Reorganization Unit
       101 Barclay Street - 7 East            To Confirm by Telephone or               101 Barclay Street
         New York, New York 10286               for Information Call:            Corporate Trust Services Window

                                                    (212) 815-3738

         THE EXCHANGE AGENT MUST RECEIVE THIS FORM PRIOR TO THE EXPIRATION DATE WHICH IS ___________, 2003, UNLESS EXTENDED.

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

         As set forth under the caption "The Exchange Offer--Procedures for Tendering Original Notes--Guaranteed Delivery" in the Prospectus dated ___________, 2003 (the "Prospectus") of National-Oilwell, Inc. (the "Company") and in Instruction 2 of the related Letter of Transmittal (the "Letter of Transmittal" and, together with the Prospectus, the "Exchange Offer"), this form must be used to accept the Company's offer to exchange its 5.65% Senior Notes due 2012, Series B for its 5.65% Senior Notes due 2012 (the "Original Notes") if time will not permit the Letter of Transmittal, certificates representing such Original Notes and other required documents to reach the Exchange Agent, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date. This form must be delivered by an Eligible Institution (as defined in the Prospectus) by mail or hand delivery, or transmitted, via facsimile, to the Exchange Agent as set forth above. All capitalized terms used herein but not defined herein shall have the meaning ascribed to them in the Prospectus.

         THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS TO THE LETTER OF TRANSMITTAL, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

Ladies and Gentlemen:

         The undersigned hereby tender(s) to National-Oilwell, Inc. for exchange, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, and the instructions thereto (receipt of which are hereby acknowledged), the principal amount of the Original Notes specified below pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Procedures for Tendering Original Notes--Guaranteed Delivery" of the Prospectus.


         No withdrawal of a tender of Original Notes may be made on or after the Expiration Date. For a withdrawal of a tender of Original Notes to be effective, a written notice of withdrawal must be timely received by the Exchange Agent at one of its addresses specified on the cover of this Notice of Guaranteed Delivery prior to the Expiration Date.



         Payment by the Exchange Agent for Original Notes tendered and accepted for exchange pursuant to the Exchange Offer will be made only after timely receipt by the Exchange Agent of such Original Notes (or Book-Entry Confirmation of the transfer of such Original Notes into the Exchange Agent's account at DTC) and a Letter of Transmittal (or facsimile thereof) with respect to such Original Notes properly completed and duly executed, with any required signature guarantees and any other documents required by the Letter of Transmittal or a properly transmitted Agent's Message.


         All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

                            PLEASE COMPLETE AND SIGN

                           AGGREGATE PRINCIPAL
                                  AMOUNT
   CERTIFICATE OR        REPRESENTED BY ORIGINAL              PRINCIPAL AMOUNT TENDERED
REGISTRATION NUMBERS              NOTE(S)             (MUST BE IN INTEGRAL MULTIPLES OF $1,000)




         If Original Notes will be tendered by book-entry transfer, please provide the following information:

    DTC Account Number:
                       ------------------------------------------------

    Transaction Code (if available):
                                    -----------------------------------

    Date:
         --------------------------------------------------------------




                                PLEASE SIGN HERE

         This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificate(s) for Original Notes, or if tendered by a participant in DTC exactly as such participant's name appears on a security position listing as the owner of Original Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                      PLEASE PRINT NAME(s) AND ADDRESS(ES)

Signature(s) of Owner(s) or Authorized Signatory:
                                                 -------------------------------
Name(s):
        ------------------------------------------------------------------------
Capacity:
         -----------------------------------------------------------------------
Address(es) and Telephone:
                          ------------------------------------------------------

--------------------------------------------------------------------------------

Taxpayer Identification Number or Social Security Number:
                                                         -----------------------
Date:
     ---------------------------------------------



DO NOT SEND ORIGINAL NOTES WITH THIS FORM. NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

THE SIGNATURE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED.

                              GUARANTEE OF DELIVERY

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a recognized member of the Medallion Signature Guarantee Program or any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"), hereby (i) represents that the above-named persons are deemed to own the Original Notes tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (ii) represents that such tender of Original Notes complies with Rule 14e-4, and (iii) guarantees that the Original Notes tendered hereby in proper form for transfer (pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Notes--Guaranteed Delivery"), together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal or a properly transmitted Agent's Message, will be received by the Exchange Agent at one of its addresses set forth above within two business days after the date of execution hereof.

         The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal, or Agent's Message, and Original Notes to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Firm:
             ---------------------------------------

Authorized Signature:
                      ------------------------------

----------------------------------------------------

Name:
     -----------------------------------------------

Title:
      ----------------------------------------------

Address:
        --------------------------------------------

----------------------------------------------------
                                          (Zip Code)

Area Code and Telephone Number:
                               ---------------------

Dated:                            , 2003
      ----------------------------



DO NOT SEND CERTIFICATES REPRESENTING ORIGINAL NOTES WITH THIS FORM. CERTIFICATES REPRESENTING ORIGINAL NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.